                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 16, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                               02-0670926
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                              (Commission File No.)

                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923
          (Address of principal executive offices including zip code)

                                 (978) 750-1991
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         The Registrant, Vaso Active Pharmaceuticals, Inc., is filing this Form 8-K/A to amend the Current Report on Form 8-K which it filed on August 18, 2005, (the "Initial Form 8-K") as follows:

         1. Cover page. On the cover page of the Initial Form 8-K, the "Date of Report (Date of the Earliest Event Reported)" is amended to be August 16, 2005.

         2. Section 9 - Financial Statements and Exhibits. Item 9.01 of the Initial Form 8-K stated that Exhibit 99.1, a certain Securities Purchase Agreement dated August 16, 2005 (including exhibits and schedules thereto), would be filed by amendment. Said amendment appears as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 99.1 Securities Purchase Agreement dated August 16, 2005 (including exhibits and schedules thereto).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VASO ACTIVE PHARMACEUTICALS, INC.


DATE: AUGUST 19, 2005                    BY: /S/ JOSEPH FRATTAROLI
                                             ----------------------------------
                                             NAME: JOSEPH FRATTAROLI
                                             TITLE: ACTING CEO AND PRESIDENT